CSFB05-10G5BBG

Deal Summary Report

Assumptions	Collateral
Settlement	31-Oct-05	Prepay	300 PSA	Balance	WAC	WAM	Age	WAL	Dur
1st Pay Date	25-Nov-05	Default	0 CDR	$20,618,556.70	5.54	113	7	3.33
Recovery	0	months
Severity	0%

Tranche	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name	Window	Life	bp	%	Int(M)	(MM)	Date
5PT1	6,666,666.66	4.75	11/05 - 03/15	3.28	0	0	Interp	26.39	0	1-Oct-05	FIX
5PT2	6,666,666.67	5	11/05 - 03/15	3.28	0	0	Interp	27.78	0	1-Oct-05	FIX
5PT3	6,666,666.67	5.25	11/05 - 03/15	3.28	0	0	Interp	29.17	0	1-Oct-05	FIX
5B1	618,556.70	5	11/05 - 03/15	5.01	0	0	Interp	2.58	0	1-Oct-05	FIX

Treasury	Swaps
Mat	6MO	2YR	3YR	5YR	10YR	30YR	1YR	2YR	3YR	5YR	10YR	30YR
Yld	4.005	4.194	4.197	4.219	4.362	4.598	4.530	4.595	4.629	4.692	4.829	5.066

CSFB05-10G5BBG - Dec - 5B1

Date	1	2	3	4	5
31-Oct-05	100	100	100	100	100
25-Oct-06	92	92	92	92	92
25-Oct-07	83	83	83	83	83
25-Oct-08	74	74	74	74	74
25-Oct-09	64	64	64	64	64
25-Oct-10	53	53	53	53	53
25-Oct-11	42	42	40	39	38
25-Oct-12	31	30	27	25	24
25-Oct-13	19	17	14	13	12
25-Oct-14	6	5	4	3	3
25-Oct-15	0	0	0	0	0

WAL	5.14	5.1	5.01	4.97	4.93
Principal Window	Nov05-Mar15	Nov05-Mar15	Nov05-Mar15	Nov05-Mar15	Nov05-Mar15

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-10G5BBG - Dec - 5PT1

Date	1	2	3	4	5
31-Oct-05	100	100	100	100	100
25-Oct-06	92	89	84	81	79
25-Oct-07	83	76	64	58	52
25-Oct-08	74	64	46	39	32
25-Oct-09	64	52	32	25	19
25-Oct-10	53	41	22	15	11
25-Oct-11	42	30	14	9	6
25-Oct-12	31	21	8	5	3
25-Oct-13	19	12	4	2	1
25-Oct-14	6	3	1	1	*
25-Oct-15	0	0	0	0	0

WAL	5.14	4.39	3.28	2.87	2.54
Principal Window	Nov05-Mar15	Nov05-Mar15	Nov05-Mar15	Nov05-Mar15	Nov05-Mar15

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-10G5BBG - Dec - 5PT2

Date	1	2	3	4	5
31-Oct-05	100	100	100	100	100
25-Oct-06	92	89	84	81	79
25-Oct-07	83	76	64	58	52
25-Oct-08	74	64	46	39	32
25-Oct-09	64	52	32	25	19
25-Oct-10	53	41	22	15	11
25-Oct-11	42	30	14	9	6
25-Oct-12	31	21	8	5	3
25-Oct-13	19	12	4	2	1
25-Oct-14	6	3	1	1	*
25-Oct-15	0	0	0	0	0

WAL	5.14	4.39	3.28	2.87	2.54
Principal Window	Nov05-Mar15	Nov05-Mar15	Nov05-Mar15	Nov05-Mar15	Nov05-Mar15

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-10G5BBG - Dec - 5PT3

Date	1	2	3	4	5
31-Oct-05	100	100	100	100	100
25-Oct-06	92	89	84	81	79
25-Oct-07	83	76	64	58	52
25-Oct-08	74	64	46	39	32
25-Oct-09	64	52	32	25	19
25-Oct-10	53	41	22	15	11
25-Oct-11	42	30	14	9	6
25-Oct-12	31	21	8	5	3
25-Oct-13	19	12	4	2	1
25-Oct-14	6	3	1	1	*
25-Oct-15	0	0	0	0	0

WAL	5.14	4.39	3.28	2.87	2.54
Principal Window	Nov05-Mar15	Nov05-Mar15	Nov05-Mar15	Nov05-Mar15	Nov05-Mar15

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-10G5BBG - Dec - COLLAT

Date	1	2	3	4	5
31-Oct-05	100	100	100	100	100
25-Oct-06	92	89	84	82	79
25-Oct-07	83	77	65	59	53
25-Oct-08	74	64	47	40	33
25-Oct-09	64	52	33	26	20
25-Oct-10	53	41	23	17	12
25-Oct-11	42	31	15	10	7
25-Oct-12	31	21	9	6	3
25-Oct-13	19	12	4	3	1
25-Oct-14	6	3	1	1	*
25-Oct-15	0	0	0	0	0

WAL	5.14	4.41	3.33	2.93	2.61
Principal Window	Nov05-Mar15	Nov05-Mar15	Nov05-Mar15	Nov05-Mar15	Nov05-Mar15

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.